                                                                       Exhibit J



               Consent of Ernst & Young LLP, Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses and "Financial Statements" in the Statements of Additional Information and to the incorporation by reference in this Post-Effective Amendment No. 25 to the Registration Statement (Form N-1A) (No. 33-63238) of Voyageur Mutual Funds (comprised of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free Iowa Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware Montana Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Wisconsin Fund) of our reports dated October 6, 2000, included in the 2000 Annual Reports to shareholders.



/s/ Ernst & Young LLP
---------------------
Ernst & Young LLP
Philadelphia, Pennsylvania
October 25, 2000

                         Report of Independent Auditors


To the Shareholders and Board of Trustees
Voyageur Mutual Funds - Delaware Tax-Free Idaho Fund
Voyageur Mutual Funds - Delaware Tax-Free Iowa Fund
Voyageur Investment Trust - Delaware Tax-Free Kansas Fund
Voyageur Investment Trust - Delaware Tax-Free Missouri Insured Fund Voyageur Mutual Funds - Delaware Montana Municipal Bond Fund
Voyageur Tax Free Funds - Delaware Tax-Free North Dakota Fund
Voyageur Investment Trust - Delaware Tax-Free Oregon Insured Fund
Voyageur Mutual Funds - Delaware Tax-Free Wisconsin Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Idaho Fund, Delaware Tax-Free Iowa Fund, Delaware Tax-Free Kansas Fund, Delaware Tax-Free Missouri Insured Fund, Delaware Montana Municipal Bond Fund, Delaware Tax-Free North Dakota Fund, Delaware Tax-Free Oregon Insured Fund and Delaware Tax- Free Wisconsin Fund (the "Funds") as of August 31, 2000, and the related statements of operations and statements of changes in net assets for each of the periods indicated therein, and the financial highlights for each of the periods presented from January 1, 1997 through August 31, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed funds at August 31, 2000, the results of their operations and changes in their net assets for each of the periods indicated therein, and their financial highlights for each of the periods presented from January 1, 1997 through August 31, 2000, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP
---------------------
Ernst & Young LLP
Philadelphia, Pennsylvania
October 6, 2000

                         Report of Independent Auditors


To the Shareholders and Board of Trustees
Voyageur Investment Trust - Delaware Tax-Free Florida Fund
Voyageur Investment Trust - Delaware Tax-Free Florida Insured Fund Voyageur Mutual Funds - Delaware Tax-Free New York Fund


We have audited the accompanying statements of net assets of Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund (the "Funds") as of August 31, 2000 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented from January 1, 1997 through August 31, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed funds at August 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented from January 1, 1997 through August 31, 2000, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP
---------------------
Ernst & Young LLP
Philadelphia, Pennsylvania
October 6, 2000

                         Report of Independent Auditors


To the Shareholders and Board of Trustees
Voyageur Tax Free Funds - Delaware Tax-Free Minnesota Fund
Voyageur Insured Funds - Delaware Minnesota Insured Fund
Voyageur Intermediate Tax-Free Funds - Delaware Tax-Free Minnesota Intermediate Fund
Voyageur Mutual Funds - Delaware Minnesota High-Yield Municipal Bond Fund


We have audited the accompanying statements of net assets of Delaware Tax-Free Minnesota Fund, Delaware Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund (the "Funds") as of August 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented from January 1, 1997 through August 31, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed funds at August 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented from January 1, 1997 through August 31, 2000, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP
---------------------
Ernst & Young LLP
Philadelphia, Pennsylvania
October 6, 2000

                         Report of Independent Auditors


To the Shareholders and Board of Trustees
Voyageur Mutual Funds - Delaware Tax-Free Arizona Fund
Voyageur Insured Funds - Delaware Tax-Free Arizona Insured Fund
Voyageur Mutual Funds - Delaware Tax-Free California Fund
Voyageur Investment Trust - Delaware Tax-Free California Insured Fund Voyageur Mutual Funds II - Delaware Tax-Free Colorado Fund
Voyageur Investment Trust - Delaware Tax-Free New Mexico Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund, Delaware Tax-Free Colorado Fund, and Delaware Tax-Free New Mexico Fund (the "Funds") and the statements of assets and liabilities of Delaware Tax-Free Arizona Fund as of August 31, 2000 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented from January 1, 1997 through August 31, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed funds at August 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented from January 1, 1997 through August 31, 2000, in conformity with accounting principles generally accepted in the United States.



/s/ Ernst & Young LLP
---------------------
Ernst & Young LLP
Philadelphia, Pennsylvania
October 6, 2000